                                                                   Exhibit 10.25


                             REGISTRATION AGREEMENT
                             ----------------------

     THIS AGREEMENT is made as of July 26, 1995, among SAS Acquisitions Inc., a Delaware corporation (the "Company"), and each Person executing a signature page
                           -------
hereto whether signing as of or after the date hereof. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

     The parties hereto agree as follows:

     1. Demand Registrations.
        --------------------

     (a) Requests for Registration. At any time after the Company has completed
         -------------------------
an Initial Public Offering, GTCR may request registration under the Securities Act of all or any portion of the GTCR Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and may request
                                 -----------------------
registration under the Securities Act of all or any portion of the GTCR Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. All registrations requested pursuant
  ------------------------
to this paragraph 1(a) are referred to herein as "Demand Registrations." Each
                                                  --------------------
request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b) Long-Form Registrations. GTCR shall be entitled to request four
         -----------------------
Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Registrations"). A registration shall not count as
  ------------------------------------
one of the permitted Long-Form Registrations until it has become effective, and no Long-Form Registration shall count as one of the Company-paid Long-Form Registrations unless GTCR is able to register and sell at least 75% of the GTCR Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration is counted as one of the Company-paid Long-Form Registrations.

     (c) Short-Form Registrations. In addition to the Long-Form Registrations
         ------------------------
provided pursuant to paragraph 1(b), GTCR shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use commercially reasonable efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

     (d) Priority on Demand Registrations. If a Demand Registration is an
         --------------------------------
underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the Company or the marketability of the offering, the Company shall include in such registration the number of Registrable Securities and other securities requested to be included in such registration, which in the opinion of such underwriters can be sold without adversely affecting the Company or the marketability of the offering, pro rata among the respective holders (including GTCR) thereof on the basis of the number of shares requested to be included in such registration by each such holder.

     (e) Restrictions on Demand Registrations. The Company shall not be
         ------------------------------------
obligated to effect any Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Registrable Securities requested to be included.

     (f) Selection of Underwriters. GTCR shall have the right to select the
         -------------------------
investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which shall not be unreasonably withheld.

     2. Piggyback Registrations.
        -----------------------

     (a) Right to Piggyback. Whenever the Company proposes to register any of
         ------------------
its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback
                                                           ---------
Registration"), the Company shall give prompt written notice to all holders of
- ------------
Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

     (b) Piggyback Expenses. The Registration Expenses of the holders of
         ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an
         ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Securities and other securities of the Company requested to be included in such registration, pro rata among the holders of such Registrable Securities and other securities of the Company on the basis of the number of shares requested to be included in such registration by each such holder.

     (d) Priority on Secondary Registrations. If a Piggyback Registration is an
         -----------------------------------
underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the Company or the marketability of the offering, the Company shall include in such registration (i) the securities requested to be included therein by the holders initially requesting such registration, (ii) the Registrable Securities and (iii) any other securities of the Company requested to be included in such registration, in each instance which in the opinion of such underwriters can be sold without adversely affecting the Company or the marketability of the offering, pro rata among the holders thereof (including
GTCR) on the basis of the number of shares requested to be included in such registration by each such holder.

     (e) Selection of Underwriters. If any Piggyback Registration is an
         -------------------------
underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

     (f) Other Registrations. If the Company has previously filed a registration
         -------------------
statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     3. Holdback Agreements.
        -------------------

     (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     (b) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

     4. Registration Procedures. Whenever the holders of Registrable Securities
        -----------------------
have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

     (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus and/or registration statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the first registration statement relating to Registrable Securities or securities of any class of the Company;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

     (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

     (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

     5. Registration Expenses.
        ---------------------
     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company, and the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

     (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

     6. Indemnification.
        ---------------

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7. Participation in Underwritten Registrations. No Person may participate
        -------------------------------------------
in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, and (iii) completes and executes any other documents reasonably required.

     B. Definitions.
        -----------

     "Common Stock" means any share of the Company's Class A Common Stock, par
      ------------
value $.01 per share, or Class B Common Stock, par value $.01 per share.

     "Executive" means any Stockholder designated as an "Executive" on the
      ---------
signature page of such Stockholder attached hereto.

     "Executive Registrable Securities" means, irrespective of which Person
      --------------------------------
actually holds such securities, (i) any shares of Common Stock acquired as of the date hereof by the Executives (ii) any shares of Common Stock acquired hereafter by the Executives or any executive employee of the Company or its Subsidiaries who becomes a party to this Agreement, and (iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Executive Registrable Securities, such securities will cease to be Executive Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire such Executive Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "GTCR" means Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware
      ----
limited partnership.

     "GTCR Registrable Securities" means, irrespective of which Person actually
      ---------------------------
holds such securities, (i) any shares of Common Stock acquired as of or prior to the date hereof by GTCR, (ii) any shares of Common Stock acquired hereafter by GTCR, and (iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular GTCR Registrable Securities, such securities will cease to be GTCR Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deeded to be a holder of GTCR Registrable Securities whenever such Person has the right to acquire such GTCR Registrable Securities (upon conversion, or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Initial Public Offering" means the sale of an initial underwritten public
      -----------------------
offering registered under the Securities Act (other than on Form S-8 or a similar form) of shares of the Company's Common Stock or other equity securities.

     "Investor" means any Stockholder designated as an "Investor" on the
      --------
signature page of such Stockholder attached hereto.

     "Investor Registrable Securities" means, irrespective of which Person
      -------------------------------
actually holds such securities, (i) any shares of Common Stock acquired as of the date hereof by any Investor, (ii) any shares of Common Stock acquired hereafter by any Investor, and (iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend, stock split, conversion or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Investor Registrable Securities, such securities will cease to be Investor Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Investor Registrable Securities whenever such Person has the right to acquire such investor Registrable Securities (upon conversion, or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Person" means an individual, a partnership, a joint venture, a
      ------
corporation, a trust, a limited liability company, an unincorporated organization or a government or any department or agency thereof.

     "Registrable Securities" means, collectively, the Executive Registrable
      ----------------------
Securities, the GTCR Registrable Securities and the Investor Registrable Securities.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as
      -----------------------
amended.

     "Stockholders Agreement" means the Stockholders Agreement, dated as of the
      ----------------------
date hereof, among the Company and certain of its stockholders, as amended from time to time.

     "Subsidiary" means, with respect to any Person:
      ----------
     (a) any corporation a majority of the total voting power of shares of stock of which is entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or

     (b) any partnership, association or other business entity a majority of the partnership or other similar ownership interest of which is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director or general partner of such partnership, association or other business entity.

     9. Miscellaneous.
        -------------

     (a) No Inconsistent Agreements. The Company shall not hereafter enter into
         --------------------------
any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) Adjustments Affecting Registrable Securities. The Company shall not
         --------------------------------------------
take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     (c) Remedies. Any Person having rights under any provision of this
         --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (d) Amendments and Waivers. Except as otherwise provided herein, the
         ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; provided, however, that no such amendment or waiver shall materially and adversely affect the rights hereunder of any of the parties hereto without the prior written approval of such party.

     (e) Successors and Assigns. All covenants and agreements in this Agreement
         ----------------------
by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     (f) Severability. Whenever possible, each provision of this Agreement shall
         ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (g) Counterparts. This Agreement may be executed simultaneously in two or
         ------------
more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (h) Descriptive Headings. The descriptive headings of this Agreement are
         --------------------
inserted for convenience only and do not constitute a part of this Agreement.

     (i) GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION,
         -------------
VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

     (j) Notices. All notices, demands or other communications to be given or
         -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each holder of Registrable Securities at the address indicated on the signature page of such holder attached hereto, and to any other holder of Registrable Securities at such address as indicated by the Company's records and to the Company at the address indicated below:

     If to the Company, to:

          SAS Acquisitions Inc.
          c/o Coinmach Industries Co., L.P.
          55 Lumber Road
          Roslyn, NY 11576
          Attention: President

     with a copy, which will not constitute notice to the Company, to:

          Anderson Kill Olick & Oshinsky, P.C.
          1251 Avenue of the Americas
          New York, NY 10020
          Attention: Ronald S. Brody, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                   * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       SAS ACQUISITIONS INC.


                                       By:  /s/ Stephen R. Kerrigan
                                            -----------------------------------

                                       Its: President
                                            -----------------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       GOLDER, THOMA, CRESSEY, RAUNER
                                         FUND IV, L.P.

                                       By:  GTCR IV, L.P.,
                                       Its: General Partner

                                       By:  GOLDER, THOMA, CRESSEY, RAUNER, INC.
                                       Its: General Partner

                                       By:  /s/
                                            ------------------------------------

                                       Its: Principal
                                            ------------------------------------

Designation: None

Notices should be sent to:

     Golder, Thoma, Cressey, Rauner Fund IV, L.P.
     6100 Sears Tower
     Chicago, IL 60606
     Attention: David A. Donnini

with a copy, which shall not constitute notice, to:

     Kirkland & Ellis
     200 East Randolph Drive
     Chicago, IL 60601
     Attention: Kevin R. Evanich

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                             /s/  Mitchell Blatt
                                             -----------------------------------
                                             Mitchell Blatt

Designation: Executive

Notices should be sent to:

     Mitchell Blatt
     31 Wilmington Drive
     Dix Hills, NY 11747

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                             /s/  Robert M. Doyle
                                             -----------------------------------
                                             Robert M. Doyle

Designation: Executive

Notices should be sent to:

      Robert M. Doyle
      53 Sheryl Crescent
      Smithtown, NY 11787

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                             /s/  Michael Stanky
                                             -----------------------------------
                                             Michael Stanky

Designation: Executive

Notices should be sent to:

      Michael Stanky
      1125 Ashington Place
      Desoto, TX 75115

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        HELLER FINANCIAL, INC.


                                        By:  /s/ Ellen J. Cook
                                             -----------------------------------
                                        Its: Assistant Vice President
                                             -----------------------------------


Designation: Investor

Notices should be sent to:

     Heller Financial, Inc.
     500 West Monroe Street
     Chicago, IL 60661
     Attn:   Portfolio Manager
             Portfolio Organization
             Corporate Finance Group

with a copy, which shall not constitute notice, to:

     Heller Financial, Inc.
     500 West Monroe Street
     Chicago, IL 60661
     Attn:   Legal Department
             Portfolio Organization
             Corporate Finance Group

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        JACKSON NATIONAL LIFE INSURANCE COMPANY


                                        By  /s/
                                             -----------------------------------

                                        Its: Vice President
                                             -----------------------------------

Designation: Investor

Notices should be sent to:

     Jackson National Life Insurance Company
     c/o PPM America, Inc.
     225 West Wacker Drive, Suite 1200
     Chicago, IL 60606
     Attn:  Private Placements

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        JACKSON NATIONAL LIFE INSURANCE
                                        COMPANY OF MICHIGAN


                                        By:
                                             -----------------------------------

                                        Its: Vice President
                                             -----------------------------------


Designation: Investor

Notices should be sent to:

      Jackson National Life Insurance Company of Michigan
      c/o PPM America, Inc.
      225 West Wacker Drive, Suite 1200
      Chicago, IL 60606
      Attn:  Private Placements

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                             /s/ James N. Chapman
                                             -----------------------------------
                                             James N. Chapman

Designation: Investor

Notices should be sent to:

     James N. Chapman
     14 Alpine Road
     Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                             /s/ Michael E. Marrus
                                             -----------------------------------
                                             Michael E. Marrus

Designation: Investor

Notices should be sent to:

     Michael E. Marrus
     755 Park Avenue
     New York, NY 10021

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         PRESIDENT AND FELLOWS OF
                                           HARVARD COLLEGE

                                         By:  HARVARD MANAGEMENT
                                                COMPANY, INC.

                                         By: /s/ Timothy S. Peterson
                                             -----------------------------------
                                             Timothy S. Peterson

                                         Its:
                                             -----------------------------------
                                             Authorized Signatory



                                         By: /s/ Jack R. Meyer
                                             -----------------------------------
                                             Jack R. Meyer

                                         Its:
                                             -----------------------------------

Designation: Investor

Notices should be sent to:

     President and Fellows of Harvard College
     c/o Harvard Management Company, Inc.
     c/o Timothy Peterson
     600 Atlantic Avenue
     Boston, MA 02210

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        MCS CAPITAL, INC.


                                       By:  /s/ Stephen R. Kerrigan
                                            -----------------------------------

                                       Its: President
                                            -----------------------------------

Designation:  Executive

Notices should be sent to:

     MCS Capital, Inc.
     c/o Coinmach Industries Co., L.P.
     55 Lumber Road
     Roslyn, NY 11576